UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

RELIANCE GLOBAL GROUP, INC.

(Name of Registrant As Specified in Charter)

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	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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RELIANCE GLOBAL GROUP, INC.

300 Boulevard of the Americas, Suite 105

Lakewood, NJ 08701

732-780-4647

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDERS

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Reliance Global Group, Inc. (the “Company”) on or about April 18, 2022 in connection with: (i) the January 2021 $20 million PIPE financing (the “Financing”); (ii) the March 2021 exchange of Company common stock for warrants (the “Exchange”); and (iii) the January 2021 acquisition of the assets of Medigap (the “Acquisition”; and collectively with the Financing and Exchange, the “Actions”).

On January 4, 2022, pursuant to that certain Securities Purchase Agreement, dated as of December 22, 2021, by and among the Company and the investors party thereto (each an “Other Holder”, and together with the Holder, the “Holders”) (the “Securities Purchase Agreement”), the Company issued to the Holder, among other things, shares (the “Existing Common Shares”) of common stock, par value $0.086 per share (the “Common Stock”). On January 11, 2022, pursuant to a certain Purchase Agreement, between the Company and Medigap, Inc. an aggregate of 606,037 shares were issued to Medigap as part of the purchase price for the assets of Medigap purchased thereunder by the Company. On January 31, 2022, the Company received a deficiency notification from Nasdaq regarding the issuance of shares of its common stock to the sellers in closing of the January 10, 2022 Medigap acquisition, which Nasdaq determined to aggregate with its shares of common stock issued in the Company’s January 6, 2022 private placement in violation of Nasdaq Listing Rule 5635(a). The Company provided Nasdaq with a remediation plan which was accepted by Nasdaq as previously disclosed.

Pursuant to this plan of remediation, the Holders have entered into Exchange Agreements with the Company pursuant to which they have exchanged a total of 2,670,892 shares of Company common stock for 2,670,892 Series C Warrants and 1,222,498 Series D Warrants. Medigap has also entered into an exchange agreement with the Company pursuant to which Medigap has exchanged 606,037 shares of common stock issued to it for 606,037 Series C Warrants. The Series C Warrants are exercisable into Company common stock on a one-for-one basis immediately upon effectiveness of shareholder approval of the January 4, 2022 financing and January 11, 2022 Medigap transaction. Nine shareholders constituting a majority of the issued and outstanding shares of the Company signed a written consent approving the January 4, 2022 financing and January 11, 2022 Medigap transaction on March 18, 2022 and reconfirmed as of March 31, 2022, which shall become effective on the 20th calendar day subsequent to filing a Definitive Schedule 14C.

Effective April 18, 2022, nine of our shareholders voted 5,764,605 shares of our common stock owned by them, representing 50.5% of our issued and outstanding common stock, as of that date, in favor of the Actions. This Information Statement has been prepared by our management.

“We,” “us,” “our,” the “Registrant,” and the “Company” refers to Reliance Global Group, Inc., a Florida corporation.

THE FINANCING AND OTHER ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE

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COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENTS, OR THE OTHER ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple shareholders sharing an address unless we received contrary instructions from one or more of the shareholders. We shall deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the document was delivered. A shareholder can notify us that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to us at Reliance Global Group, Inc., 300 Boulevard of the Americas, Suite 105, Lakewood, NJ 08701, attn: Alex Blumenfrucht, CFO. A shareholder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and proxy statements, if any, and annual reports of the Company.

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QUESTIONS AND ANSWERS ABOUT THE ACTIONS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Q. Why am I not being asked to vote on the Actions?

A. The Actions been approved by written consent of holders of a majority of the outstanding shares of Common Stock of the Company. Nine shareholders representing a majority of our issued and outstanding shares of common stock unanimously voted, approved and recommended the adoption of Actions. Such approval is sufficient under Florida law, and no further approval by our shareholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What are the Actions and what is the background?

On January 4, 2022, pursuant to that certain Securities Purchase Agreement, dated as of December 22, 2021, by and among the Company and the investors party thereto (each an “Other Holder”, and together with the Holder, the “Holders”) (the “Securities Purchase Agreement”), the Company issued to the Holder, among other things, shares (the “Existing Common Shares”) of common stock, par value $0.086 per share (the “Common Stock”). On January 11, 2022, pursuant to a certain Purchase Agreement, between the Company and Medigap, Inc. an aggregate of 606,037 shares were issued to Medigap as part of the purchase price for the assets of Medigap purchased thereunder by the Company. On January 31, 2022, the Company received a deficiency notification from Nasdaq regarding the issuance of shares of its common stock to the sellers in closing of the January 10, 2022 Medigap acquisition, which Nasdaq determined to aggregate with its shares of common stock issued in the Company’s January 6, 2022 private placement in violation of Nasdaq Listing Rule 5635(a). The Company provided Nasdaq with a remediation plan which was accepted by Nasdaq as previously disclosed.

Pursuant to this plan of remediation, the Holders have entered into Exchange Agreements with the Company pursuant to which they have exchanged a total of 2,670,892 shares of Company common stock for 2,670,892 Series C Warrants and 1,222,498 Series D Warrants. Medigap has also entered into an exchange agreement with the Company pursuant to which Medigap has exchanged 606,037 shares of common stock issued to it for 606,037 Series C Warrants. The Series C Warrants are exercisable into Company common stock on a one-for-one basis immediately upon effectiveness of shareholder approval of the January 4, 2022 financing and January 11, 2022 Medigap transaction. Nine shareholders constituting a majority of the issued and outstanding shares of the Company signed a written consent approving the January 4, 2022 financing and January 11, 2022 Medigap transaction on March 18, 2022, which shall become effective on the 20th calendar day subsequent to mailing a Definitive Schedule 14C.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

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FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Stockholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction. Examples of these risks include, without limitation:

●	the risk factors disclosed in this Information Statement under “Risks” and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section entitled “Where You Can Obtain More Information” beginning on page 43. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, are expressly qualified in their entirety by the foregoing cautionary statements.

SUMMARY

The following summary highlights selected information from this information statement and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire Information Statement, its annexes and the documents referred to in this information statement.

Unless we otherwise indicate or unless the context requires otherwise, all references in this information statement to “Company,” “The Company,” “Registrant,” “we,” “our” and “us” refer to Reliance Global Group, Inc., a Florida corporation.

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Required Approval of the Actions

On January 4, 2022, pursuant to that certain Securities Purchase Agreement, dated as of December 22, 2021, by and among the Company and the investors party thereto (each an “Other Holder”, and together with the Holder, the “Holders”) (the “Securities Purchase Agreement”), the Company issued to the Holder, among other things, shares (the “Existing Common Shares”) of common stock, par value $0.086 per share (the “Common Stock”). On January 11, 2022, pursuant to a certain Purchase Agreement, between the Company and Medigap, Inc. an aggregate of 606,037 shares were issued to Medigap as part of the purchase price for the assets of Medigap purchased thereunder by the Company. On January 31, 2022, the Company received a deficiency notification from Nasdaq regarding the issuance of shares of its common stock to the sellers in closing of the January 10, 2022 Medigap acquisition, which Nasdaq determined to aggregate with its shares of common stock issued in the Company’s January 6, 2022 private placement in violation of Nasdaq Listing Rule 5635(a). The Company provided Nasdaq with a remediation plan which was accepted by Nasdaq as previously disclosed.

Pursuant to this plan of remediation, the Holders have entered into Exchange Agreements with the Company pursuant to which they have exchanged a total of 2,670,892 shares of Company common stock for 2,670,892 Series C Warrants and 1,222,498 Series D Warrants. Medigap has also entered into an exchange agreement with the Company pursuant to which Medigap has exchanged 606,037 shares of common stock issued to it for 606,037 Series C Warrants. The Series C Warrants are exercisable into Company common stock on a one-for-one basis immediately upon effectiveness of shareholder approval of the January 4, 2022 financing and January 11, 2022 Medigap transaction. Nine shareholders constituting a majority of the issued and outstanding shares of the Company signed a written consent approving the January 4, 2022 financing and January 11, 2022 Medigap transaction on March 18, 2022, which shall become effective on the 20th calendar day subsequent to filing a Definitive Schedule 14C for which the Preliminary Schedule 14C is being filed.

The elimination of the need for a meeting of shareholders to approve this action is also made possible by Section 607.0704 of the Florida Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of April 18, 2022, there were 11,337,109 issued and outstanding shares of our Common Stock.

The date on which this Information Statement was first sent to shareholders is on or about April 19, 2022 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of April 19, 2022 (the “Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Actions are not entitled to dissenter’s rights under Florida law.

ACTION 1 – THE PIPE FINANCING

On December 22, 2021, the Company entered into a securities purchase agreement (“Purchase Agreement”) with several institutional buyers (the “Buyers”) for the purchase and sale of (i) warrants (the “Series B Warrants”) to purchase an aggregate of up to 9,779,952 shares of the Company’s common stock, par value $0.086 per share (the “Common Stock”), (ii) an aggregate of 2,670,892 shares of Common Stock (the “Common Shares”), and (iii) 9,076 shares (the “Preferred Shares”) of the Company’s newly-designated Series B convertible preferred stock, par value $0.086 per share (the “Series B Preferred”), with a stated value of $1,000 per share, initially convertible into an aggregate of 2,219,084 shares of Common Stock at a conversion price of $4.09 per share in a private placement (the “Private Placement”). The aggregate purchase price for the Common Shares, the Preferred Shares and the Warrants is approximately $20,000,000.

Each Buyer received Series B Warrants that are exercisable into a number of shares of Common Stock equal to 200% of the sum of the (i) Common Shares to be issued to such Buyer at the closing, and (ii) Conversion Shares initially issuable upon conversion of the Preferred Shares to be issued to such Buyer at the closing, at the initial $4.09 conversion price.

The purchase price per Common Share and accompanying Series B Warrants is $4.09. The purchase price per Preferred Share and accompanying Series B Warrants is $1,000.

The consummation of the transactions contemplated by the Purchase Agreement is subject to customary closing conditions.

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The terms of the Series B Preferred to be issued in the Private Placement shall be as set forth in the form of Certificate of Designation of the Series B Preferred attached as Exhibit 10.4 to this Current Report on Form 8-K. The Series B Preferred will be convertible into Common Stock at the election of the holder at any time at an initial conversion price of $4.09 (the “Conversion Price”). The Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications and the like. No dividends will be payable on the Series B Preferred, except that holders of Series B Preferred would be entitled to receive any dividends paid on account of the Common Stock, on an as-converted basis. The holders of Series B Preferred have no voting rights on account of the Series B Preferred, other than with respect to certain matters affecting the rights of the Series B Preferred.

The terms of the Series B Warrant to be issued in the Private Placement shall be as set forth in the form of Series B Warrants attached as Exhibit 10.3 to this Current Report on Form 8-K. The Series B Warrant has an exercise price of $4.09 per share, subject to customary adjustments for stock dividends, stock splits, reclassifications and the like, and subject to price-based adjustment, on a “full ratchet” basis, in the event of any issuances of Common Stock, or securities convertible, exercisable or exchangeable for, Common Stock at a price below the then-applicable exercise price (subject to certain exceptions, including a floor price of $3.84 per share of Common Stock, until the Company has received shareholder approval for the sale of securities in the Private Placement). The Series B Warrant will be exercisable commencing on the date of issuance, and will expire five years from the date of issuance.

Pursuant to the terms of the Purchase Agreement, at the closing of the Private Placement, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with the Buyer to register the Common Shares and the shares of Common Stock underlying the Series B Warrants and Series B Preferred Shares. The form of the Registration Rights Agreement is attached to this Form 8-K as Exhibit 10.2.

The Common Shares, the Series B Warrant and underlying shares and the Series B Preferred Shares and underlying shares (the “Securities”), each to be issued by the Company pursuant to the Purchase Agreement, have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and in reliance on similar exemptions under applicable state laws. No form of general solicitation or general advertising was conducted in connection with the issuance. The Securities contain (or will contain, where applicable) restrictive legends preventing the sale, transfer, or other disposition of such securities, unless registered under the Securities Act, or pursuant to an exemption therefrom. The disclosure does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the Commission.

The Company engaged EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”) as the Company’s placement agent for the Private Placement pursuant to a Placement Agent Agreement (the “PAA”) dated as of December 22, 2021. Pursuant to the PAA, the Company agreed to pay EF Hutton a cash placement fee equal to 8.0% of the gross proceeds of the Private Placement, an additional cash fee equal to 2.0% of the gross proceeds raised by the Company in the offering for non-accountable expenses, and also agreed to reimburse EF Hutton up to $70,000 for accountable expenses, including legal fees and expenses. In addition, EF Hutton will receive warrants to purchase up to 244,499 shares of Common Stock, which is equal to 5.0% of the total number of shares of Common Stock (including upon conversion of the Preferred Shares) issued in the Private Placement, at an exercise price of $4.09 per share (the “Representative Warrants”). The Representative Warrants are exercisable six (6) months after the date of the closing and expire five (5) years after such closing. The Representative Warrants will be initially exercisable at a price per share equal to the exercise price of the Warrants issued in the Private Placement. Subject to FINRA Rule 5110, the Placement Agent will be entitled to the same registration rights as the Buyers in the Private Placement. The Representative Warrants may be exercised in whole or in part, shall provide for “cashless exercise”, and shall provide for customary anti-dilution protection for stock splits, combinations and the like. The aggregate purchase price for the Common Shares, the Preferred Shares and the Warrants is approximately $20,000,000, and the Private Placement was closed on January 5, 2022..

The foregoing summaries of the terms of the Purchase Agreement, the Certificate of Designation for the Series B Preferred, the Series B Warrant and the Registration Rights Agreement are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference, as filed by the Company on its Current Report on Form 8-K on December 23, 2021.

Reasons for the Actions

On January 4, 2022, pursuant to that certain Securities Purchase Agreement, dated as of December 22, 2021, by and among the Company and the investors party thereto (each an “Other Holder”, and together with the Holder, the “Holders”) (the “Securities Purchase Agreement”), the Company issued to the Holder, among other things, shares (the “Existing Common Shares”) of common stock, par value $0.086 per share (the “Common Stock”). On January 11, 2022, pursuant to a certain Purchase Agreement, between the Company and Medigap, Inc. an aggregate of 606,037 shares were issued to Medigap as part of the purchase price for the assets of Medigap purchased thereunder by the Company. On January 31, 2022, the Company received a deficiency notification from Nasdaq regarding the issuance of shares of its common stock to the sellers in closing of the January 10, 2022 Medigap acquisition, which Nasdaq determined to aggregate with its shares of common stock issued in the Company’s January 6, 2022 private placement in violation of Nasdaq Listing Rule 5635(a). The Company provided Nasdaq with a remediation plan which was accepted by Nasdaq as previously disclosed.

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Pursuant to this plan of remediation, the Holders have entered into Exchange Agreements with the Company pursuant to which they have exchanged a total of 2,670,892 shares of Company common stock for 2,670,892 Series C Warrants and 1,222,498 Series D Warrants. Medigap has also entered into an exchange agreement with the Company pursuant to which Medigap has exchanged 606,037 shares of common stock issued to it for 606,037 Series C Warrants. These are collectively referred to as the “Exchange Agreements” and the transactions contemplated thereby as the “Exchange”. The Series C Warrants are exercisable into Company common stock on a one-for-one basis immediately upon effectiveness of shareholder approval of the January 4, 2022 financing and January 11, 2022 Medigap transaction. Nine shareholders constituting a majority of the issued and outstanding shares of the Company signed a written consent approving the January 4, 2022 financing and January 11, 2022 Medigap transaction on March 18, 2022, which shall become effective on the 20th calendar day subsequent to filing a Definitive Schedule 14C for which the Preliminary Schedule 14C shall be filed.

Our group of nine shareholders constituting a majority of the issued and outstanding shares determined that the PIPE Financing is in the best interests of the shareholders of the Company. These Majority Shareholders approved the PIPE Financing by written consent.

ACTION 2. – THE EXCHANGE

Explanatory Note Regarding the Exchange Agreement

The Exchange Agreement has been included to provide investors and our shareholders with information regarding its terms. It is not intended to provide to any person not a party thereto any other factual information about the Company. The Exchange Agreements contain representations and warranties of the Company, negotiated between the parties and made as of specific dates solely for purposes of the Exchange, including setting forth the respective rights of the parties with respect to their obligations to complete the Exchange. This description of the representations and warranties is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Exchange Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Exchange Agreements.

Pursuant to this plan of remediation with Nasdaq, the Holders have entered into Exchange Agreements with the Company pursuant to which they have exchanged a total of 2,670,892 shares of Company common stock for 2,670,892 Series C Warrants and 1,222,498 Series D Warrants. Medigap has also entered into an exchange agreement with the Company pursuant to which Medigap has exchanged 606,037 shares of common stock issued to it for 606,037 Series C Warrants. The Series C Warrants are exercisable into Company common stock on a one-for-one basis immediately upon effectiveness of shareholder approval of the January 4, 2022 financing and January 11, 2022 Medigap transaction. Nine shareholders constituting a majority of the issued and outstanding shares of the Company signed a written consent approving the January 4, 2022 financing and January 11, 2022 Medigap transaction on March 18, 2022, which shall become effective on the 20th calendar day subsequent to filing a Definitive Schedule 14C for which the Preliminary Schedule 14C shall be filed

The foregoing descriptions of the form Exchange Agreements and the exhibits thereto are qualified in their entirety by reference to the full text of the Exchange Agreements, which were filed as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on March 24,2022 and incorporated in this Information Statement by reference. You are urged to read the entire Exchange Agreement.

Required Approval of the Exchange

Our group of nine shareholders constituting a majority of the issued and outstanding shares determined that the Exchange and the other transactions contemplated by the Exchange Agreements are in the best interests of the shareholders of the Company. These Majority Shareholders approved the Exchange by written consent.

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ACTION 3. – MEDIGAP ACQUISITION

On January 10, 2022, Reliance Global Group, Inc. (the “Company”) entered into an agreement (the “APA”) with Medigap Healthcare Insurance Company, LLC (“Medigap”) pursuant to which the Company purchased all of the assets of Medigap for a purchase price in the amount of $20,096,250 consisting to payment to Seller of (i) $18,138,750 in cash and (ii) issuing to Seller 606,037 shares of Buyer’s restricted common stock in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The purchase price is subject to post-closing adjustment to reconcile certain pre-closing credits and liabilities of the parties. The shares issued to Medigap as part of the purchase price are subject to lock up arrangements pursuant to which 50% of those shares may be sold after the one year anniversary of the date of Closing the APA and the balance of the shares after the second year anniversary of the date of closing under the APA.

Also at the closing, the Company also entered into an employment agreement (“Employment Agreement”) with Kyle Perrin, formerly Medigap’s chief operating officer, for him to manage the acquired assets. Pursuant to the Employment Agreement, which has a three year term, Mr. Perrin is paid an annual salary of $200,000 with a one time bonus of $100,000 within 30 days of the January 10, 2021 closing and is entitled to an annual bonus of 3.5% of EBITDA of the Company. He is also entitled to then offered Company benefits. He is the subject of a two year non compete provision and standard industry termination for cause and good reason provisions apply. The foregoing summary of the terms of the APA is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference, as filed by the Company on its Current Report on Form 8-K on December 23, 2021. Information regarding Medigap is provided below in this Information Statement.

Our group of nine shareholders constituting a majority of the issued and outstanding shares determined that the Acquisition and the other transactions contemplated by the Asset Purchase Agreement are in the best interests of the shareholders of the Company. These Majority Shareholders approved the Asset Purchase Agreement and issuance of shares thereunder by written consent.

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INFORMATION ABOUT MEDIGAP

Medigap Healthcare Insurance Company was founded in 2017 as an insurance brokerage company specializing in the Medicare Supplement space. Founded in Florida in 2017, the Company operated as a standard insurance brokerage firm until March 2019, when it sold its book and transitioned into the factoring model which it continues to operate in.

Medigap is Medicare Supplement Insurance that helps fill “gaps” in Original Medicare and is sold by private companies. Original Medicare pays for much, but not all, of the cost for covered health care services and supplies. A Medicare Supplement Insurance (Medigap) policy can help pay some of the remaining health care costs, like: copayments, coinsurance and deductibles. Some Medigap policies also cover services that Original Medicare doesn’t cover, like medical care when you travel outside the U.S. If you have Original Medicare and you buy a Medigap policy, here’s what happens: Medicare will pay its share of the Medicare-Approved Amount for covered health care costs. Then, your Medigap insurance company pays its share. 8 things to know about Medigap policies You must have Medicare Part A and Part B. A Medigap policy is different from a Medicare Advantage Plan. Those plans are ways to get Medicare benefits, while a Medigap policy only supplements your Original Medicare benefits. You pay the private insurance company a monthly premium for your Medigap policy. You pay this monthly premium in addition to the monthly Part B premium that you pay to Medicare. A Medigap policy only covers one person. If you and your spouse both want Medigap coverage, you’ll each have to buy separate policies. You can buy a Medigap policy from any insurance company that’s licensed in your state to sell one.

The Company currently factors all of its Medicare supplement applications to LTC, which represented ~95% of total.

●	The Company has maintained a factoring relationship with LTC Global since September 2020. As part of that agreement, the Company is paid a flat fee for each approved application submitted to LTC.

●	The Company factors approximately 95% of its revenue (all Medicare supplement) with LTC Global and thus the ongoing relationship with LTC is imperative to the future performance of the Company. The factoring agreement as of the closing is if Medigap sells an Aetna policy the factor pays Medigap $1,225, and if they sell an Mutual of Omaha policy, the factor pays Medigap $1,175.

The Company also has a factoring relationship with Alliance Marketing for its dental insurance applications which represented approximately 5% of total revenue.

Management Team

Joe Bilotti, CEO, 2017 – 2022: Mr. Bilotti has been the CEO of Medigap since its inception in 2017. As CEO he has oversight of the Company and is instrumental in driving its growth. Mr. Bilotti attended Florida Atlantic University.

Kyle Perrin, COO, 2017 – 2022: Over the past five years Mr. Perrin has been the COO of Medigap. Mr. Perrin brings an extensive background in the Medicare market. As COO he leverages his unique marketing talents to increase profitability and create efficiencies throughout the company and worked directly with CEO to drive Company growth. Mr. Perrin attended University of Massachusetts.

The following chart summarizes workforce headcount at Dec-19. Dec-20 and Sep-21, respectively. The employee workforce has remained relatively consistent outside of typical sales agent turnover.

Department	@ Dec-19	@ Dec-20	@ Sep-21
Management	6	5	4
Executive	4	4	4
Sales	25	30	28
Customer Service	5	6	4
Total Employee Count	40	45	40

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information concerning the ownership of our common stock as of December 31, 2021 with respect to: (i) each person known to us to be the beneficial owner of more than five percent of our common stock; (ii) all directors; (iii) all named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Shares of common stock issuable upon exercise of options or warrants as of December 31, 2021 or are exercisable within 60 days of such date are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of calculating the percentage ownership of such person but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person. Applicable percentage ownership is based on 10,956,109 shares of common stock outstanding as the date of December 31, 2021.

Name and Address of Beneficial Owner(1)	Number of Shares Common	Number of Shares Preferred****	Beneficial Ownership Percentage*****
5% Stockholders
Reliance Global Holdings – 300 Blvd. of the Americas, Suite 105, Lakewood, NJ 08701**	4,579,947	-	41.80%
RELI NY LLC – PO Box 180240, Brooklyn, NY 11218***	609,484	-	5.56%
Named Executive Officers and Directors
Ezra Beyman	4,579,947	-	41.80%
Alex Blumenfrucht	123,336	-	*
Yaakov Beyman	58,333	-	*
Joel Markovits	-
Sheldon Brickman	-	-
Scott Korman	-	-
Ben Fruchtzweig	3,011	-	*
All directors and executive officers as a group (7 persons)	4,764,627	-	43.49%

* Represents beneficial ownership of less than 1%.

** Reliance Global Holdings, LLC is an entity controlled by Ezra Beyman, CEO of the Company

*** This entity is controlled by Leah Weiss, a non-related and independent member who has an address of P.O. Box 180240, Brooklyn, NY 11218.

****Consists of 394,473 shares of Series A Preferred Stock, which is convertible at a ratio of 10:1 into common stock and assumes full conversion.

*****All common share equivalents of the outstanding shares of Series A Preferred Stock are factored into both the numerator and denominator of the equation.

The transfer agent and registrar for our common stock is VStock Transfer. The transfer agent and registrar’s address is 18 Lafayette Place, Woodmere, New York 11598. Its telephone number is (212) 828-8436.

9

MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF MEDIGAP

Overview

Medigap Healthcare Insurance Company was founded in 2017 as an insurance brokerage company specializing in the Medicare Supplement space. Founded in Florida in 2017, the Company operated as a standard insurance brokerage firm until March 2019, when it sold its book and transitioned into the factoring model which it continues to operate in.

Business Trends and Uncertainties

The insurance intermediary business is highly competitive, and we actively compete with numerous firms for customers, properties and insurance companies, many of which have relationships with insurance companies, or have a significant presence in niche insurance markets that may give them an advantage over us. Other competitive concerns may include the quality of our products and services, our pricing and the ability of some of our customers to self-insure and the entrance of technology companies into the insurance intermediary business. A number of insurance companies are engaged in the direct sale of insurance, primarily to individuals, and do not pay commissions to agents and brokers.

Insurance Operations

Our Medicare supplement operations focus on writing policies for new customers only due to our factoring relationship. We operate in over 40 states throughout the United States and continue to see that grow as we expand our operations. We currently have over 20 employees and we expect that to continue increasing due to our unique marketing strategies.

Liquidity

As of December 31, 2021, the Company’s reported cash balance was approximately $334,000, current assets were approximately $726,000, while current liabilities were approximately $1,590,000. As of December 31, 2021, the Company had a working capital deficit of approximately $864,000 and Shareholder’s deficit of $855,000. For the year ended December 31, 2021, the Company reported net income of approximately $188,000 and positive cash flows from operations of $344,000. Management believes the company’s financial position to be reasonable and sufficient, providing ample liquidity for the foreseeable future.

Revenues

The Company had revenues of $5,113,503 for the year ended December 31, 2021, as compared to $5,668,107 for the year ended December 31, 2020.

Commission expense

The Company had total commission expense of $594,900 for the year ending December 31, 2021 compared to $238,925 for the year ending December 31, 2020.

Salaries and wages

The Company reported $2,253,811 of salaries and wages expense for the year ending December 31, 2021 compared to $2,765,074 for the year ending December 31, 2020.

General and administrative expenses

The Company had total general and administrative expenses of $515,587 for the year ending December 31, 2021, as compared to $540,997 for the year ending December 31, 2020.

Marketing and advertising

The Company reported $2,010,691 of marketing and advertising expense for the year ending December 31, 2021 compared to $2,078,035 for the year ending December 31, 2020.

Depreciation and amortization

The Company reported $8,573 of depreciation and amortization expense for the year ending December 31, 2021 compared to $8,130

Other income and expense

The Company reported $458,150 of other income for the year ending December 31, 2021 compared to $1,544 of other expense for the year ending December 31, 2020. The increase is primarily related to gains from PPP loan forgiveness and employee retention credit income.

Liquidity and capital resources

As of December 31, 2021, the Company had a cash balance of $338,855 and working capital deficit of $863,961 compared with a cash balance of $387,383 and a working capital deficit of $539,103 at December 31, 2020. The decrease in working capital is primarily attributable to the increase of chargeback reserves.

10

There have been recent outbreaks in several countries, including the United States, of the highly transmissible and pathogenic coronavirus (“COVID-19”). The outbreak of such Covid-19 resulted in a widespread health crisis that adversely affected general commercial activity and the economies and financial markets of many countries, including the United States. Although to date, the Company has not been adversely affected by Covid-19, the measures taken by the governments of countries affected could adversely affect the Company’s business, financial condition, and results of operations.

Off-balance sheet arrangements

We do not have any off-balance sheet arrangements as such term is defined in Regulation S-K.

Cash Flows

	Year Ended December 31,
	2021	2020
Net cash provided by operating activities	$343,776	$208,489
Net cash used in investing activities		(9,000)
Net cash used in financing activities	(397,304)	(389,711)
Net increase (decrease) in cash, cash equivalents, and restricted cash	$(53,528)	$(190,222)

Operating Activities

Net cash provided by operating activities for the year ended December 31, 2021 was $343,776, which includes net income of $188,091, non-cash expenses of $16,579 related depreciation and amortization and non-cash lease expense, an increase of $661,979 related to chargeback reserves as well as a change of prepaid expenses and other receivables of $63,311. This was offset by $125,200 of PPP loan forgiveness, changes in accounts receivables and employee retention credit receivables of $353,122 and an changes in accounts payable of $107,862.

Investing Activities.

During the year ended December 31, 2021, cash flows used in investing activities were $0 compared to cash flow used in investing activities of $9,000 for the year ended December 31, 2020. The 2020 cash used relates to cash paid for the purchase of property and equipment.

Financing Activities.

During the year ended December 31, 2021, cash used in financing activities was $397,304 as compared to $389,711 for the year ended December 31, 2020. The net cash used in financing activities is primarily related to proceeds from PPP loan payable offset by distributions to shareholders.

Critical Accounting Policies and Estimates

Use of Estimates

The preparation of these financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure in the accompanying notes. Actual results may differ from those estimates and such differences may be material to the financial statements. The more significant estimates and assumptions by management include among others: accounts receivable realization, operating expense accruals, and revenue recognition.

Cash

Cash consists of checking accounts.

Accounts Receivable

Accounts receivable consists primarily of amounts due to the Company in relation to commissions owed to the Company. The Company assesses the collectability of all receivables on an ongoing basis by considering its historical credit loss experience, current economic conditions, and other relevant factors. Based on this analysis, the Company has determined that no allowance for doubtful accounts was necessary at December 31, 2021 or 2020.

11

Property and Equipment

Property and equipment are stated at cost. Depreciation is recorded over the shorter of the estimated useful life or the lease term of the applicable assets using the straight-line method beginning on the date an asset is placed in service. The Company regularly evaluates the estimated remaining useful lives of the Company’s property and equipment to determine whether events or changes in circumstances warrant a revision to the remaining period of depreciation. Estimated useful lives of the Company’s Property and Equipment are as follows:

Useful Life (in years)
Furniture and equipment	7
Leasehold improvements	Shorter of the useful life or the lease term
Computer equipment	5

Income Taxes

The Company has elected to be treated as an S corporation for federal and state purposes. As an S corporation, the company is not liable for federal or state income taxes. Accordingly, no provision for federal and state income taxes have been reflected in the accompanying combined financial statements although each company is liable for state franchise taxes. Instead, the taxable income or loss of each company is allocated and taxable to the respective member.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” (the “Subtopic”). The Subtopic clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The Subtopic prescribes a recognition threshold and measurement attitude for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Subtopic provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

At December 31, 2021 and 2020, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The 2017 through 2020 tax years generally remain subject to examination by federal and most state tax authorities.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which eliminates certain exceptions to the general principles in Topic 740 and simplifies other areas of the existing guidance. ASU 2019-12 is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. The Company adopted this pronouncement January 1, 2021 which did not have a material effect on the consolidated financial statements.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (ASC) 606 Revenue from Contracts with Customers, which at its core, recognizes revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services.

The following outlines the core principles of ASC 606:

Identification of the contract, or contracts, with a customer. A contract with a customer exists when (i) we enter into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance, and (iii) we determine that collection of substantially all consideration for goods or services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration.

12

Identification of the performance obligations in the contract. Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the goods or service either on its own or together with other resources that are readily available from third parties or from us, and are distinct in the context of the contract, whereby the transfer of the goods or services is separately identifiable from other promises in the contract.

Determination of the transaction price. The transaction price is determined based on the consideration to which we will be entitled in exchange for transferring goods or services to the customer.

Allocation of the transaction price to the performance obligations in the contract. If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis.

Recognition of revenue when, or as, the Company satisfies a performance obligation. The Company satisfies performance obligations either over time or at a point in time, as discussed in further detail below. Revenue is recognized at the time the related performance obligation is satisfied by transferring the promised good or service to the customer.

The Company earns commission revenue by selling bound insurance policies with all renewal rights to insurance marketing organizations (the “Customer”). The Customers utilize innovative actuarial models to value and price policies purchased based on future projections. Customers pay a one-time commission per policy purchased to selling agencies based on a pre-agreed formula outlined in the parties’ contractual agreement. Commission payments are subject to chargeback in the event a policy is cancelled or lapses within 3 months of a policy’s effective date or until the first three payments are received from the insured party, depending on the Customer Contract.

The Company identifies a contract when it has a binding agreement to sell issued insurance policies to the Customer.

There is one performance obligation in Customer contracts, to sell the rights in Company procured issued insurance policies to the Customer. The performance obligation is satisfied when the rights to an issued policy have been transferred to the Customer.

Transaction price is stated in a contract and is a set range of commission amounts based on each policy sold. There are two variable components to consideration received:

a)	Commissions are only earned once a policy is “Placed”, defined as, an active policy sold to the Customer where the Customer has received the initial insurance carrier payment with respect to such policy. The Company requires end-user insured parties to pay the initial premium to the insurance carrier upon issuance of a policy. Insurance carrier in turn pays Customer its initial payment soon thereafter. Thus, upon sale of an issued policy to Customer, the Company has provided a bound issued policy and ensured first premium payment has been completed by insured party. This results in virtual assurance that the Customer will receive its initial insurance carrier payment, and it is more than probable that a significant revenue reversal will not occur. The Company thus considers all policies sold to the Customer to be Placed for revenue recognition purposes.
b)	Commission revenue is subject to chargeback in full if a policy is cancelled or lapses within three months from the policy effective date or if the insured party does not make the first three payments of the policy. The Company uses historical activity as well as current factors to estimate the unconstrained variable consideration for recognition per the expected value method. A chargeback reserve liability is credited for the difference between cash consideration received and variable consideration recognized. At each reporting period, the Company remeasures the chargeback reserve liability and recognizes any change as an increase or decrease to the then current period revenue. As of December 31, 2021 and 2020, the chargeback reserve liability was $1,287,461 and $625,482.

With one performance obligation, allocation of transaction price is normally not necessary.

The Company recognizes revenue at a point in time when it satisfies its performance obligation and control of an insurance policy transfers to the Customer. Transfer of control occurs when the Company submits the Policy to the Customer.

Customers generally pay the Company weekly, and accruals are recorded as necessary at period end.

13

General and Administrative

General and administrative expenses primarily consist of personnel costs for the Company’s administrative functions, professional service fees, office rent, all employee travel expenses, and other general costs.

Marketing and Advertising

The Company’s direct channel expenses primarily consist of costs for e-mail marketing and newspaper advertisements. The Company’s online advertising channel expense primarily consist of social media ads. Advertising costs for both direct and online channels are expensed as incurred. Marketing and advertising costs were $2,010,691 and $2,078,035 for the years ended December 31, 2021 and 2020, respectively.

Concentration of Credit Risk

Cash

The Company maintains principally all cash balances in various financial institutions which, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The exposure to the Company is solely dependent upon daily bank balances and the respective strength of the financial institutions. The Company has not incurred any losses on these accounts. At December 31, 2021 and 2020, amounts in excess of insured limits was $78,294 and $130,825, respectively.

Revenue

For the year ended December 31, 2021 one customer represented 92% of revenue, and for the year ended December 31, 2020, two customers represented 62% and 32% of revenue, respectively. No other customer accounted for more than 10% of the Company’s commission revenues for the years ended December 31, 2021 and 2020.

Accounts Receivable

For the year ended December 31, 2021, two customers accounted for 79% and 21% of accounts receivable, respectively, and for the year ended December 31, 2020, one customer accounted for 93% of accounts receivable.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, that changes the impairment model for most financial assets and certain other instruments. For receivables, loans and other instruments, entities will be required to use a new forward-looking “expected loss” model that generally will result in the earlier recognition of allowance for losses. In addition, an entity will have to disclose significantly more information about allowances, credit quality indicators and past due securities. The standard is effective for the Company beginning July 1, 2020, including interim periods within those annual periods, the Company is currently evaluating the impact this standard will have on its financial statements.

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies that the Company adopts as of the specified effective date. The Company does not believe that the impact of recently issued standards that are not yet effective will have a material impact on the Company’s financial position or results of operations upon adoption.

Forward-Looking Statements

Off Balance Sheet Arrangements

Medigap does not have any off-balance sheet arrangements, financings, or other relationships with unconsolidated entities or other persons, also known as “special purpose entities” (SPEs).

Experts

The audited financial statements of Medigap for the years ended December 31, 2021 and 2020 have been audited by Mazars, LLP, an independent registered public accounting firm, as stated in their report dated March 10, 2022.

14

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

You may obtain additional information about the Company from documents filed with the SEC. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy such material at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of such material from the SEC at prescribed rates by writing to the Public Reference Room of the SEC, 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also find the Company’s SEC filings at the SEC’s website at http://www.sec.gov. You may also obtain copies of this Information Statement and any other reports or information that we file with the SEC, free of charge, by written request to Reliance Global Group, Inc., 300 Boulevard of the Americas, Suite 105, Lakewood, NJ 08701.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement documents we file with the SEC, meaning that we are disclosing important information to you by referring you to another document filed separately with the SEC including in compliance with disclosure obligations with regard to the Company under Schedule 14C. Information that we file later with the SEC will automatically update and supersede the previously filed information and be incorporated by reference into this Information Statement, except for information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein.

This Information Statement incorporates by reference the documents set forth below that have been previously filed with the SEC, except for information furnished under Item 2.02 or Item 7.01 of our Current Reports on Form 8-K which is not deemed to be filed and not incorporated by reference herein:

(a)	The Company’s Annual Report for the fiscal year ended December 31, 2021 on Form 10-K filed March 31, 2022.

(b)	The Company’s Current Reports on Form 8-K filed on January 6, 2022, January 14, 2022, February 4, 2022, March 17, 2022, March 24, 2022 and March 25, 2022.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at the following address:

RELIANCE GLOBAL GROUP, INC.

300 Boulevard of the Americas, Suite 105

Lakewood, NJ 08701

The Company’s stockholders and other persons should not rely on information other than that contained in or incorporated by reference in this Information Statement. The Company has not authorized anyone to provide information that is different from that contained in this Information Statement. This Information Statement is dated April 12, 2022. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this Information Statement.

15

APPENDIX INDEX

A	Audited Financial Statements of Medigap Healthcare Insurance Company, LLC for the Fiscal Years ended December 31, 2021 and 2020

B	Pro Forma Financial Statements (Unaudited) of Reliance Global Group, Inc. and Subsidiaries

C	Articles of Formation and related documentation for Medigap Healthcare Insurance Company, LLC

By order of the Board of Directors:

RELIANCE GLOBAL GROUP, INC.

By:	/s/ Ezra Beyman
Name:	Ezra Beyman
Title:	Chairman and Chief Executive Officer
April 18, 2022

15

APPENDIX A

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

mazars

Mazars USA LLP
501 Office Center Drive
Suite 300
Fort Washington, Pennsylvania 19034

Tel: 215.259.1000
www.mazars.us

Report Of Independent Registered Public Accounting Firm

**To the Board of Directors and Shareholders
of MediGap Healthcare Insurance Company, LLC**

Opinion on the Financial Statements

We have audited the accompanying financial statements of MediGap Healthcare Insurance Company, LLC (a Florida corporation) (the "Company"), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, shareholder's deficit, and cash flows for the years then ended, and the related notes to the financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are required to be independent with respect to the Company in accordance with the relevant ethical requirements relating to our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

Mazars USA LLP

We have served as the Company's auditor since 2022.

March 10, 2022

Mazars USA LLP is an independent member firm of Mazars Group.

1

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

BALANCE SHEETS

DECEMBER 31, 2021 AND DECEMBER 31, 2020

	December 31,	December 31,
	2021	2020
ASSETS
Current assets:
Cash	$333,855	$387,383
Accounts receivable	68,535	34,375
Other receivable	-	62,027
Prepaid expense and other current assets	4,725	6,009
Employee retention credit refund receivable	318,962	-
Total current assets	726,077	489,794

Property and equipment, net	20,666	29,239
Right-of-use asset, net	307,041	454,681
Total assets	$1,053,784	$973,714

LIABILITIES AND SHAREHOLDER’S DEFICIT
Current liabilities:
Accounts payable and other accrued liabilities	$157,266	$265,128
Chargeback reserve	1,287,461	625,482
Current portion of lease payable	145,311	138,287
Total current liabilities	1,590,038	1,028,897

PPP loan payable	125,200	125,200
Lease payable, less current portion	193,478	340,136
Total liabilities	1,908,716	1,494,233

Commitments and contingencies

Shareholder’s deficit	(854,932)	(520,519)
Total liabilities and Shareholder’s deficit	$1,053,784	$973,714

The accompanying notes are an integral part of these financial statements

2

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

	December 31,	December 31,
	2021	2020
REVENUE
Revenue	$5,113,503	$5,668,107
Total revenue	5,113,503	5,668,107

OPERATING EXPENSES
Commission expense	594,900	238,925
Compensation expense	2,253,811	2,765,074
Marketing and advertising	2,010,691	2,078,035
General and administrative expenses	515,587	540,997
Depreciation and amortization	8,573	8,130
Total operating expenses	5,383,562	5,631,161

(Loss) income from operations	(270,059)	36,946

OTHER INCOME (EXPENSE)
Interest income (expense), net	(487)	(1,544)
Employee retention credit income	333,437	-
PPP loan forgiveness	125,200	-
Total other income (expense)	458,150	(1,544)

Net income	$188,091	$35,402

The accompanying notes are an integral part of these financial statements

3

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

STATEMENTS OF SHAREHOLDER’S DEFICIT

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Shareholder’s deficit

BALANCE, December 31, 2019	$(41,010)

Distributions	(514,911)

Net income	35,402

BALANCE, December 31, 2020	$(520,519)

Distributions	(522,504)

Net income	188,091

BALANCE, December 31, 2021	$(854,932)

The accompanying notes are an integral part of these financial statements

4

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2021 AND 2020

	December 31,	December 31,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$188,091	$35,402
Adjustment to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,573	8,130
Non-cash lease expense	8,006	8,904
PPP loan forgiveness	(125,200)	-
Change in operating assets and liabilities:
(Increase) decrease in:
Accounts receivable	(34,160)	66,289
Other receivable	62,027	(62,027)
Prepaid expense and other current assets	1,284	(4,789)
Employee retention credit refund receivable	(318,962)	-
Increase in:
Accounts payables and other accrued liabilities	(107,862)	34,015
Chargeback reserve	661,979	122,565
Net cash provided by operating activities	343,776	208,489

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(9,000)
Net cash used in investing activities	-	(9,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from PPP loan payable	125,200	125,200
Distributions to Shareholder	(522,504)	(514,911)
Net cash used in financing activities	(397,304)	(389,711)

Net decrease in cash	(53,528)	(190,222)
Cash at beginning of year	387,383	577,605
Cash at end of year	$333,855	$387,383

SUPPLEMENTAL DISCLOSURE OF CASH AND NON-CASH TRANSACTIONS:
Cash paid for interest	$522	$1,617

The accompanying notes are an integral part of these financial statements

5

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Note 1 – Organization and Description of Business

MediGap Healthcare Insurance Company, LLC (the “Company”) operates as an insurance agency earning commission revenue by selling bound insurance policies with all renewal rights to companies. The Company is based in Boca Raton, Florida and was founded in 2017 as a Florida Limited Liability Company.

COVID-19

There have been recent outbreaks in several countries, including the United States, of the highly transmissible and pathogenic coronavirus (“COVID-19”). The outbreak of such Covid-19 resulted in a widespread health crisis that adversely affected general commercial activity and the economies and financial markets of many countries, including the United States. Although to date, the Company has not been adversely affected by Covid-19, the measures taken by the governments of countries affected could adversely affect the Company’s business, financial condition, and results of operations.

Note 2 – Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Liquidity

As of December 31, 2021, the Company’s reported cash balance was approximately $334,000, current assets were approximately $726,000, while current liabilities were approximately $1,590,000. As of December 31, 2021, the Company had a working capital deficit of approximately $864,000 and Shareholder’s deficit of $855,000. For the year ended December 31, 2021, the Company reported net income of approximately $188,000 and positive cash flows from operations of $344,000. Management believes the company’s financial position to be reasonable and sufficient, providing ample liquidity for the foreseeable future.

Use of Estimates

The preparation of these financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosure in the accompanying notes. Actual results may differ from those estimates and such differences may be material to the financial statements. The more significant estimates and assumptions by management include among others: accounts receivable realization, operating expense accruals, and revenue recognition.

Cash

Cash consists of checking accounts.

Accounts Receivable

Accounts receivable consists primarily of amounts due to the Company in relation to commissions owed to the Company. The Company assesses the collectability of all receivables on an ongoing basis by considering its historical credit loss experience, current economic conditions, and other relevant factors. Based on this analysis, the Company has determined that no allowance for doubtful accounts was necessary at December 31, 2021 or 2020.

6

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Property and Equipment

Property and equipment are stated at cost. Depreciation is recorded over the shorter of the estimated useful life or the lease term of the applicable assets using the straight-line method beginning on the date an asset is placed in service. The Company regularly evaluates the estimated remaining useful lives of the Company’s property and equipment to determine whether events or changes in circumstances warrant a revision to the remaining period of depreciation. Estimated useful lives of the Company’s Property and Equipment are as follows:

Useful Life (in years)
Furniture and equipment	7
Leasehold improvements	Shorter of the useful life or the lease term
Computer equipment	5

Income Taxes

The Company has elected to be treated as an S corporation for federal and state purposes. As an S corporation, the company is not liable for federal or state income taxes. Accordingly, no provision for federal and state income taxes have been reflected in the accompanying combined financial statements although each company is liable for state franchise taxes. Instead, the taxable income or loss of each company is allocated and taxable to the respective member.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainty in Income Taxes” (the “Subtopic”). The Subtopic clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The Subtopic prescribes a recognition threshold and measurement attitude for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Subtopic provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

At December 31, 2021 and 2020, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The 2017 through 2020 tax years generally remain subject to examination by federal and most state tax authorities.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which eliminates certain exceptions to the general principles in Topic 740 and simplifies other areas of the existing guidance. ASU 2019-12 is effective for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. The Company adopted this pronouncement January 1, 2021, which did not have a material effect on the consolidated financial statements.

Revenue Recognition

The Company recognizes revenue in accordance with Accounting Standards Codification (ASC) 606 Revenue from Contracts with Customers, which at its core, recognizes revenue upon the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to be entitled to in exchange for those goods or services.

The following outlines the core principles of ASC 606:

Identification of the contract, or contracts, with a customer. A contract with a customer exists when (i) we enter into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance, and (iii) we determine that collection of substantially all consideration for goods or services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration.

7

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Identification of the performance obligations in the contract. Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the goods or service either on its own or together with other resources that are readily available from third parties or from us, and are distinct in the context of the contract, whereby the transfer of the goods or services is separately identifiable from other promises in the contract.

Determination of the transaction price. The transaction price is determined based on the consideration to which we will be entitled in exchange for transferring goods or services to the customer.

Allocation of the transaction price to the performance obligations in the contract. If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis.

Recognition of revenue when, or as, the Company satisfies a performance obligation. The Company satisfies performance obligations either over time or at a point in time, as discussed in further detail below. Revenue is recognized at the time the related performance obligation is satisfied by transferring the promised good or service to the customer.

The Company earns commission revenue by selling bound insurance policies with all renewal rights to insurance marketing organizations (the “Customer”). The Customers utilize innovative actuarial models to value and price policies purchased based on future projections. Customers pay a one-time commission per policy purchased to selling agencies based on a pre-agreed formula outlined in the parties’ contractual agreement. Commission payments are subject to chargeback in the event a policy is cancelled or lapses within 3 months of a policy’s effective date or until the first three payments are received from the insured party, depending on the Customer Contract.

The Company identifies a contract when it has a binding agreement to sell issued insurance policies to the Customer.

There is one performance obligation in Customer contracts, to sell the rights in Company procured issued insurance policies to the Customer. The performance obligation is satisfied when the rights to an issued policy have been transferred to the Customer.

Transaction price is stated in a contract and is a set range of commission amounts based on each policy sold. There are two variable components to consideration received:

a)	Commissions are only earned once a policy is “Placed”, defined as, an active policy sold to the Customer where the Customer has received the initial insurance carrier payment with respect to such policy. The Company requires end-user insured parties to pay the initial premium to the insurance carrier upon issuance of a policy. Insurance carrier in turn pays Customer its initial payment soon thereafter. Thus, upon sale of an issued policy to Customer, the Company has provided a bound issued policy and ensured first premium payment has been completed by insured party. This results in virtual assurance that the Customer will receive its initial insurance carrier payment, and it is more than probable that a significant revenue reversal will not occur. The Company thus considers all policies sold to the Customer to be Placed for revenue recognition purposes.
b)	Commission revenue is subject to chargeback in full if a policy is cancelled or lapses within three months from the policy effective date or if the insured party does not make the first three payments of the policy. The Company uses historical activity as well as current factors to estimate the unconstrained variable consideration for recognition per the expected value method. A chargeback reserve liability is credited for the difference between cash consideration received and variable consideration recognized. At each reporting period, the Company remeasures the chargeback reserve liability and recognizes any change as an increase or decrease to the then current period revenue. As of December 31, 2021 and 2020, the chargeback reserve liability was $1,287,461 and $625,482.

With one performance obligation, allocation of transaction price is normally not necessary.

8

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

The Company recognizes revenue at a point in time when it satisfies its performance obligation and control of an insurance policy transfers to the Customer. Transfer of control occurs when the Company submits the Policy to the Customer.

Customers generally pay the Company weekly, and accruals are recorded as necessary at period end.

General and Administrative

General and administrative expenses primarily consist of personnel costs for the Company’s administrative functions, professional service fees, office rent, all employee travel expenses, and other general costs.

Marketing and Advertising

The Company’s direct channel expenses primarily consist of costs for e-mail marketing and newspaper advertisements. The Company’s online advertising channel expense primarily consist of social media ads. Advertising costs for both direct and online channels are expensed as incurred. Marketing and advertising costs were $2,010,691 and $2,078,035 for the years ended December 31, 2021 and 2020, respectively.

Concentration of Credit Risk

Cash

The Company maintains principally all cash balances in various financial institutions which, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation. The exposure to the Company is solely dependent upon daily bank balances and the respective strength of the financial institutions. The Company has not incurred any losses on these accounts. At December 31, 2021 and 2020, amounts in excess of insured limits was $78,294 and $130,825, respectively.

Revenue

For the year ended December 31, 2021 one customer represented 92% of revenue, and for the year ended December 31, 2020, two customers represented 62% and 32% of revenue, respectively. No other customer accounted for more than 10% of the Company’s commission revenues for the years ended December 31, 2021 and 2020.

Accounts Receivable

For the year ended December 31, 2021, two customers accounted for 79% and 21% of accounts receivable, respectively, and for the year ended December 31, 2020, one customer accounted for 93% of accounts receivable.

Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

In June 2016, the Financial Accounting Standards Board (FASB) issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, that changes the impairment model for most financial assets and certain other instruments. For receivables, loans and other instruments, entities will be required to use a new forward-looking “expected loss” model that generally will result in the earlier recognition of allowance for losses. In addition, an entity will have to disclose significantly more information about allowances, credit quality indicators and past due securities. The standard is effective for the Company beginning July 1, 2020, including interim periods within those annual periods, the Company is currently evaluating the impact this standard will have on its financial statements.

9

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies that the Company adopts as of the specified effective date. The Company does not believe that the impact of recently issued standards that are not yet effective will have a material impact on the Company’s financial position or results of operations upon adoption.

Note 3 – Employee Retention Credit Refund Receivable

On March 11, 2021, President Biden signed the American Rescue Plan Act (“ARPA”). The ARPA includes several provisions, such as measures that extend and expand the employee retention credit, previously enacted under the CARES Act, through December 31, 2021. For the year ended December 31, 2021, the Company recorded an employee retention credit of $333,437 as employee retention credit income on the statements of operations, and $318,962 as an employee retention credit refund receivable on the balance sheets for the amount not received. The Company has recorded these amounts at December 31, 2021 as management believes collection is probable as the conditions in order to receive the refund have been met.

Note 4 – Property and Equipment

Property and equipment at December 31, 2021 and 2020 consisted of the following:

	December 31,	December 31,
	2021	2020
Furniture and equipment	$24,201	$24,201
Computer equipment	13,174	13,174
Leasehold improvements	9,000	9,000
Property and equipment, gross	46,375	46,375
Less accumulated depreciation	(25,709)	(17,136)
Property and equipment, net	$20,666	$29,239

Depreciation expense was $8,573 and $8,130 for the years ended December 31, 2021 and 2020, respectively.

Note 5 – Accounts Payable and Other Accrued Liabilities

Significant components of accounts payable and other accrued liabilities at December 31, 2021 and 2020 were as follows:

	December 31, 2021	December 31, 2020

Accounts payable	$35,500	$144,351
Accrued expenses	77,301	79,270
Accrued credit card payables	44,465	41,507
	$157,266	$265,128

10

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Note 6 – PPP Loan Payable

On April 29, 2020, the Company entered into a loan agreement with Idaho First Bank for a loan of $125,200 pursuant to the Paycheck Protection Program (the “PPP”) under the CARES Act. This loan was evidenced by a promissory note dated April 29, 2020 and matures two years from the disbursement date. This loan bore interest at a rate of 1.00% per annum, with the first six months of interest deferred. Principal and interest were payable monthly commencing seven months after the disbursement date and could be prepaid by the Company at any time prior to maturity with no prepayment penalties. This loan contained customary events of default relating to, among other things, payment defaults or breaches of the terms of the loan. Upon the occurrence of an event of default, the lender may require immediate repayment of all amounts outstanding under the note. Payments must be paid on the 1st day of each month.

Under the terms of the PPP, up to the entire amount of principal and accrued interest may be forgiven to the extent loan proceeds are used for qualifying expenses as described in the CARES Act and applicable implementing guidance issued by the U.S. Small Business Administration (“SBA”) under the PPP. The Company has used the entire loan amount for designated qualifying expenses, and on April 30, 2021, the loan balance and accrued interest outstanding were forgiven in full.

On February 2, 2021, the Company entered into a loan agreement with Idaho First Bank for a second loan of $125,200 pursuant to the Paycheck Protection Program (the “PPP”) under the CARES Act. This loan is evidenced by a promissory note dated February 2, 2021 and matures two years from the disbursement date. This loan bears interest at a rate of 1.00% per annum, with the first six months of interest deferred. Principal and interest are payable monthly commencing seven months after the disbursement date and may be prepaid by the Company at any time prior to maturity with no prepayment penalties. This loan contains customary events of default relating to, among other things, payment defaults or breaches of the terms of the loan. Upon the occurrence of an event of default, the lender may require immediate repayment of all amounts outstanding under the note. Payments must be paid on the 1st day of each month. As of December 31, 2021, the Company has repaid a total of $0 on this loan.

Note 7 – Leases

Operating lease

ASU 2016-02 requires recognition in the statement of operations of a single lease cost, calculated so that the cost of the lease is allocated over the lease term, generally on a straight-line basis. The standard requires a lessee to record a right-of-use asset and a corresponding lease liability at the inception of the lease, initially measured at the present value of the lease payments. The Company’s lease consists of an operating lease on office space with a related party, Rotelli Pizza and Pasta, Inc. From September 1, 2020 through December 31, 2021 the Company subleased a portion of the office space to a related party of the Company.

Lease expense, net of sublease income, for the years ended December 31, 2021 and 2020 was $133,158 and $152,996, respectively.

In accordance with ASU 2016-02, right-of-use assets are amortized over the life of the underlying lease. As of December 31, 2021 and 2020, the Company reflected a right of use asset of $307,041 and $454,681, respectively.

As of December 31, 2021, the weighted average remaining lease term for the operating leases is 2.00 years. The Company has adopted the practical expedient under FASB ASC 842-10-65-6 “Leases” and uses a published risk-free rate as the discount rate. The weighted average discount rate for the operating lease is 2.82%.

11

MEDIGAP HEALTHCARE INSURANCE COMPANY, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021 AND 2020

Future minimum lease payment under the operating lease consisted of the following:

Future Minimum Lease Payments
2022	$166,222
2023	182,843
Total undiscounted lease payments	349,065
Less: imputed interest	(10,276)
Present value of lease payable	$338,789

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Legal Contingencies

The Company is subject to various legal proceedings and claims, either asserted or unasserted, arising in the ordinary course of business. While the outcome of these claims cannot be predicted with certainty, management does not believe the outcome of any of these matters will have a material adverse effect on our business, financial position, results of operations, or cash flows, and accordingly, no legal contingencies are accrued as of December 31, 2021 and 2020. Litigation relating to the insurance brokerage industry is not uncommon. As such the Company, from time to time have been, subject to such litigation. No assurances can be given with respect to the extent or outcome of any such litigation in the future.

NOTE 9 – RELATED PARTIES

During 2021 and 2020, related parties, family members of the Sole Shareholder, Joseph Billoti, received compensation in the amount of $415,580 and $292,557, respectively.

In 2018, the Company entered into a related party lease agreement with an entity owned by a family member of the Sole Shareholder, incurring $151,352 and $150,000 of rent expense in 2021 and 2020, respectively, and additionally, the entity received $32,4200 and $31,750 of compensation in 2021 and 2020, respectively, for bookkeeping services.

During 2021 and 2020, related parties, entities owned by COO, Kyle Perine, received compensation in the amount of $188,700 and $169,200, respectively. Additionally, an entity owned by the COO received commissions of $40,192 and $0, respectively, for the years ended December 31, 2021 and 2020.

During 2021 and 2020, the Company received recorded cash receipts of revenues belonging to T65 Solutions, an entity owned by an executive employee of the Company. As of December 31, 2021, no amounts were owed to or from the affiliate. As of December 31, 2021 and 2020, the Company had amounts receivable from T65 Solutions of $0 and $62,027, respectively.

NOTE 10 – SUBSEQUENT EVENTS

The Company has completed an evaluation of all subsequent events through March 10, 2022 the date the financial statements were available to be issued, to ensure that this report includes appropriate disclosure of events both recognized in the December 31, 2021 financial statements and events which have occurred but were not recognized in the financial statements. The Company has concluded that no subsequent event has occurred that requires disclosure.

On January 10, 2022, the Company entered into an agreement with Reliance Global Group, Inc. (“RGG”) pursuant to which RGG purchased all of the assets of the Company for a purchase price in the amount of $20,096,250 consisting of payments of $18,138,750 in cash and issuances of 606,037 shares of RGG’s restricted common stock.

12

APPENDIX B

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On January 10, 2022, Reliance Global Group, Inc. (the “Company”) entered into an agreement (the “APA”) with Medigap Healthcare Insurance Company, LLC (“Medigap”) pursuant to which the Company purchased all of the assets of Medigap for a purchase price in the amount of $22,902,201 consisting to payment to Seller of (i) $18,138,750 in cash and (ii) issuing to Seller 606,037 shares of Buyer’s restricted common stock in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The purchase price is subject to post-closing adjustment to reconcile certain pre-closing credits and liabilities of the parties. The shares issued to Medigap as part of the purchase price are subject to lock up arrangements pursuant to which 50% of those shares may be sold after the one year anniversary of the date of Closing the APA and the balance of the shares after the second year anniversary of the date of closing under the APA.

Also at the closing, the Company also entered into an employment agreement (“Employment Agreement”) with Kyle Perrin, formerly Medigap’s chief operating officer, for him to manage the acquired assets. Pursuant to the Employment Agreement, which has a three year term, Mr. Perrin is paid an annual salary of $200,000 with a one-time bonus of $100,000 within 30 days of the January 10, 2021 closing and is entitled to an annual bonus of 3.5% of EBITDA of the Company. He is also entitled to then offered Company benefits. He is the subject of a two year non-compete provision and standard industry termination for cause and good reason provisions apply.

The accompanying unaudited pro forma condensed combined financial statements (“unaudited pro forma financial information”) has been prepared based on the historical financial statements of the Company and Medigap after giving effect to the purchase agreement to acquire Medigap. The pro forma financial information is intended to provide information about how the acquisition of Medigap has affected the Company’s historical consolidated financial statements. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 combines the historical consolidated statement of operations of the Company for the period, derived from the Company’s December 31, 2021 consolidated financial statements, with the respective historical statement of operations of Medigap as if the acquisition of Medigap had occurred on January 1, 2021. The unaudited pro forma condensed combined balance sheet at December 31 ,2021 combines the historical consolidated balance sheet of the Company as derived from the Company’s December 31, 2021 consolidated financial statements, and the historical balance sheet of Medigap as of December 31, 2021 on a pro forma basis as if the acquisition of medigap occurred on the same balance sheet date.

The unaudited pro forma financial information should be read in conjunction with the accompanying notes to the unaudited pro forma financial information and:

●	The historical consolidated financial statements of the Company for the year ended December 31, 2021;

●	the historical financial statements of Medigap for the year ended December 31, 2021 as included in this Current Report on Form 8-K/A.

●	the announcement of the entry into and closing of the Asset Purchase Agreement with Medigap as included in the Current Report on Form 8-K filed with the SEC on January 14, 2022.

The unaudited pro forma financial information has been presented for illustrative purposes only and do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of Medigap occurred on the dates indicated. Further, the unaudited pro forma financial information also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of these unaudited pro forma condensed combined financial statements and are subject to change as additional information becomes available and analyses are performed.

Reliance Global Group, Inc.

Pro Forma Condensed Combined Balance Sheet

December 31, 2021

(Unaudited)

	Historical		Pro Forma
	Reliance Global Group, Inc. and Subsidiaries	Medigap Healthcare Insurance Company LLC	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash	$4,136,180	$333,855	$(619,305)	(a) (d) (e)	$3,850,730
Restricted cash	484,542	-	-		484,542
Accounts receivable	1,024,831	68,535	(68,535)	(d)	1,024,831
Accounts receivable, related parties	7,131	-	-		7,131
Prepaid expense and other current assets	2,328,817	4,725	(2,151,425)	(d) (e)	182,117
Employee retention credit refund receivable	-	318,962	(318,962)	(d)	-
Total current assets	7,981,501	726,077	(3,158,227)		5,549,351
Property and equipment, net	130,359	20,666	-		151,025
Right-of-use asset, net	1,067,734	307,041	12,208	(c)	1,386,983
Investment in NSURE, Inc.	1,350,000	-	-		1,350,000
Intangibles, net	7,078,900	-	4,665,000	(c)	11,743,900
Goodwill	10,050,277	-	19,503,996	(c)	29,554,273
Other non-current assets	16,792	-	-		16,792
Total assets	$27,675,563	$1,053,784	$21,022,977		$49,752,324
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and other accrued liabilities	$2,759,160	$157,266	$(2,303,966)	(d)	$612,460
Other payables	81,500	-	-		81,500
Current portion of long-term debt	913,920	-	-		913,920
Current portion of leases payable	276,009	145,311	3,362	(c)	424,682
Chargeback reserve	-	1,287,461	-		1,287,461
Earn-out liability, current portion	3,297,855	-	-		3,297,855
Warrant derivative liability	37,652,808	-	-		37,652,808
Total current liabilities	44,981,252	1,590,038	(2,300,604)		44,270,687

Loan payables, related parties, less current portion	353,766	-	-		353,766
Long term debt, less current portion	7,085,325	-	-		7,085,325
PPP loan payable	-	125,200	(125,200)	(d)	-
Leases payable, less current portion	805,326	193,478	(22,902)	(c)	975,902
Earn-out liability, net of current portion	516,023	-	-		516,023
Total liabilities	53,741,692	1,908,716	(2,448,706)		53,201,702

Stockholders’ equity (deficit):
Preferred stock, $0.086 par value; 750,000,000 shares authorized and 9,076 issued and outstanding as of December 31, 2021	-	-	781	(e)	781
Common stock, $0.086 par value; 2,000,000,000 shares authorized and 14,233,038 issued and outstanding as of December 31, 2021	940,829	-	281,816	(b) (e)	1,222,645
Stock subscription receivable	(20,000,000)	-	20,000,000	(e)	-
Additional paid-in capital	26,451,187	-	2,334,154	(b) (e)	28,785,341
Accumulated deficit	(33,458,145)	(854,932)	854,932	(d)	(33,458,145)
Total stockholders’ equity (deficit)	(26,066,129)	(854,932)	23,471,683		(3,449,378)
Total liabilities and stockholders’ equity (deficit)	$27,675,563	$1,053,784	$21,022,977		$49,752,324

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

Reliance Global Group, Inc.

Pro Forma Condensed Combined Consolidated Statement of Operations

December 31, 2021

(Unaudited)

	Historical		Pro Forma
	Reliance Global Group, Inc. and Subsidiaries	Medigap Healthcare Insurance Company LLC	Transaction Accounting Adjustments	Notes	Pro Forma Combined
REVENUE
Commission income	$9,710,334	$5,113,503	$-		$14,823,837
Total revenue	9,710,334	5,113,503	-		14,823,837

OPERATING EXPENSES
Commission expense	2,427,294	594,900	-		3,022,194
Salaries and wages	4,672,988	2,253,811	-		6,926,799
General and administrative expenses	3,589,221	515,587	-		4,104,808
Marketing and advertising	325,838	2,010,691	-		2,336,529
Depreciation and amortization	1,607,313	8,573	508,000	(f)	2,123,886
Total operating expenses	12,622,654	5,383,562	508,000		18,514,216

Loss from operations	(2,912,320)	(270,059)	(508,000)		(3,690,379)

Other expense, net	(533,337)	-	-		(533,337)
Recognition and change in derivative liability	(17,652,808)	-	-		(17,652,808)
Interest income (expense), net	-	(487)	-		(487)
Employee retention credit income	-	333,437	(333,437)	(g)	-
PPP loan forgiveness	-	125,200	(125,200)	(h)	-
	(18,186,145)	458,150	(458,637)		(18,186,632)

Net (loss) income	$(21,098,465)	$188,091	$(966,637)		$(21,877,011)

Basic and diluted loss per share	$(2.09)				$(1.64)
Weighted average number of shares outstanding	10,097,052		3,276,929	(b) (e)	13,373,981

See accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Information

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Note 1 - Description of Transaction

On January 10, 2022, Reliance Global Group, Inc. (the “Company”) entered into an agreement (the “APA”) with Medigap Healthcare Insurance Company, LLC (“Medigap”) pursuant to which the Company purchased all of the assets of Medigap for a purchase price in the amount of $22,902,201 consisting to payment to Seller of (i) $18,138,750 in cash and (ii) issuing to Seller 606,037 shares of Buyer’s restricted common stock in a transaction exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The purchase price is subject to post-closing adjustment to reconcile certain pre-closing credits and liabilities of the parties. The shares issued to Medigap as part of the purchase price are subject to lock up arrangements pursuant to which 50% of those shares may be sold after the one year anniversary of the date of Closing the APA and the balance of the shares after the second year anniversary of the date of closing under the APA.

The purchase consideration for Medigap was financed by the Company through a securities purchase agreement. On December 22, 2021, the Company entered into a securities purchase agreement (“Purchase Agreement”) with several institutional buyers (the “Buyers”) for the purchase and sale of (i) warrants (the “Series B Warrants”) to purchase an aggregate of up to 9,779,952 shares of the Company’s common stock, par value $0.086 per share (the “Common Stock”), (ii) an aggregate of 2,670,892 shares of Common Stock (the “Common Shares”), and (iii) 9,076 shares (the “Preferred Shares”) of the Company’s newly-designated Series B convertible preferred stock, par value $0.086 per share (the “Series B Preferred”), with a stated value of $1,000 per share, initially convertible into an aggregate of 2,219,084 shares of Common Stock at a conversion price of $4.09 per share in a private placement (the “Private Placement”). The aggregate purchase price for the Common Shares, the Preferred Shares and the Warrants is approximately $20,000,000, and the Private Placement was closed on January 5, 2022.

Note 2 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet gives effect to the purchase of Medigap as if it occurred on December 31, 2021. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 gives effect to the acquisition as if it had occurred on January 1, 2021.

The historical unaudited pro forma condensed combined balance sheet for the year ended December 31, 2021 combines the Company’s historical consolidated balance sheet for the year ended December 31, 2021 with the balance sheet of Medigap for the year ended December 31, 2021.

The historical unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021 combines the Company’s historical consolidated statement of operations for the year ended December 31, 2021 with the results of Medigap for the year ended December 31, 2021 as derived from the historical statement of operations of Medigap.

The acquisition was accounted for by the Company as a business combination using the acquisition method of accounting under ASC Topic 805, Business Combinations. Under the acquisition method of accounting, the purchase price was allocated to the underlying tangible and intangible assets acquired and liabilities assumed based on their respective fair values at the date of acquisition, with any excess purchase price allocated to goodwill. To date, the Company has estimated a preliminary allocation of the purchase price to the assets acquired and liabilities assumed in the acquisition, and the final allocation of such purchase price will be determined as further information becomes available. The final purchase price allocation may differ from that reflected in the following unaudited pro forma condensed combined financial statements, and these differences may be material.

The pro forma adjustments reported in these unaudited pro forma condensed combined financial statements are based upon available information and certain assumptions that the Company’s management believes are reasonable. The unaudited pro forma condensed combined financial information is presented for informational purposes only and is not intended to represent or be indicative of what the results of operations or financial condition would have been had the acquisition actually occurred on the dates indicated, nor is it meant to be indicative of future results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information of the Combined Company should be read in conjunction with the audited and unaudited historical financial statements and related notes of the Company and Medigap.

Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma condensed combined financial information.

Note 3 – Accounting Policies

The accounting policies of the Company may vary materially from those of Medigap. During preparation of the unaudited pro forma condensed combined financial information, the Company has performed a preliminary analysis and is not aware of any material differences, and accordingly, this unaudited pro forma condensed combined financial information assumes no material differences in accounting policies between the two companies other than the pro forma reclassifications detailed in Note 5. Following the acquisition date, the Company will conduct a final review of the accounting policies of Medigap to determine if differences in accounting policies require adjustment or reclassification to the results of operations of Medigap, or reclassification of assets or liabilities to conform to the accounting policies and classifications of the Company. As a result of this review, the Company may identify differences that when adjusted or reclassified, could have a material impact on this unaudited pro forma condensed combined financial information.

Note 4 – Estimated Preliminary Purchase Consideration

The table below presents the total estimated preliminary purchase consideration:

Amount
Cash Consideration	$18,138,750
Share Consideration Price at Closing (606,037 common shares)	4,763,451
Total Purchase Price For Allocation	$22,902,201

The shares issued to Medigap as part of the purchase price are subject to lock up arrangements pursuant to which 50% of those shares may be sold after the one year anniversary of the date of Closing the APA and the balance of the shares after the second year anniversary of the date of closing under the APA.

The estimated preliminary purchase consideration may change materially in connection the work being performed by a third-party valuation specialist to determine the fair value of the contingent share consideration and determination of the likelihood that the ambassador agreement can be successfully assigned. The share consideration included in the total estimated preliminary purchase consideration are estimated using the price of a share of the Company’s common stock at closing.

Note 5 – Reclassification Adjustments

Certain reclassifications have been made to Medigap’s historical balance sheet to conform the to the Company’s presentation as follows:

Presentation before reclassification	Presentation after reclassification	December 31, 2021
Shareholder’s deficit	Accumulated deficit	$(854,932)

Certain reclassifications have been made to Medigap’s historical statement of operations to conform to the Company’s presentation as follows:

Presentation before reclassification	Presentation after reclassification	For the Year Ended December 31, 2021
Compensation expense	Salaries and wages	$2,253,811

Note 6 – Transaction Accounting Adjustments

a)	Represents the total cash consideration paid at closing for the acquisition Medigap of $18,138,750.

b)	Represents share consideration paid at closing. The Company issued 606,037 shares of common stock for the acquisition of Medigap with a fair value of $4,763,451 determined using the share price on the acquisition date of $7.86 (606,037 shares of common stock issued with a par value of $.0001). The shares issued to Medigap as part of the purchase price are subject to lock up arrangements pursuant to which 50% of those shares may be sold after the one year anniversary of the date of Closing the APA and the balance of the shares after the second year anniversary of the date of closing under the APA.

c)	Represents the estimate of goodwill in the amount of $19,503,996, acquired intangible assets in the amount of $4,665,000, the increase of the right-of-use asset by $12,208, and the decrease of the lease liability by $19,540, resulting from the acquisition of Medigap determined using the purchase consideration of $22,902,201 (refer to Note 4), net of assets and liabilities assumed of a net liability in the amount of $1,259,463.

d)	The historical accumulated deficit of Medigap of $854,932, and all assets and liabilities not acquired by the Company, were eliminated in the unaudited pro forma condensed combined balance sheet at December 31, 2021.

e)	On December 22, 2021, the Company entered into a securities purchase agreement (“Purchase Agreement”) with several institutional buyers (the “Buyers”) for the purchase and sale of (i) warrants (the “Series B Warrants”) to purchase an aggregate of up to 9,779,952 shares of the Company’s common stock, par value $0.086 per share (the “Common Stock”), (ii) an aggregate of 2,670,892 shares of Common Stock (the “Common Shares”), and (iii) 9,076 shares (the “Preferred Shares”) of the Company’s newly-designated Series B convertible preferred stock, par value $0.086 per share (the “Series B Preferred”), with a stated value of $1,000 per share, initially convertible into an aggregate of 2,219,084 shares of Common Stock at a conversion price of $4.09 per share in a private placement (the “Private Placement”). The aggregate purchase price for the Common Shares, the Preferred Shares and the Warrants is approximately $20,000,000, and the Private Placement was closed on January 5, 2022. Total cash received, net of transaction costs of $2,146,700, was $17,583,300.

f)	Represents the amortization of the intangible assets recorded in the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2021.

g)	Represents an adjustment for the year ended December 31, 2021 to eliminate the government grant income associated with the employee retention credit that was enacted under the CARES Act. The government grant income of $333,437 will be retained by the Seller.

h)	Represents an adjustment to eliminate the debt forgiveness income associated with loan proceeds under the Paycheck Protection Program, which was established under the congressionally approved Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). During the year ended December 31, 2021, Medigap received notification from the U.S. Small Business Administration that the entire amount of the loan was forgiven.

APPENDIX C

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT dated as of January 10, 2022 by and between Reliance Global Group, Inc., a Florida corporation (the "Company"), and Kyle Perrin ("Executive")

W I T N E S S E T H:

WHEREAS, the Company desires to employ Executive on the terms and subject to the conditions hereinafter set forth, and Executive desires so to be employed;

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

1. Offices and Duties. The Company hereby employs Executive to serve as the manager of the business and assets of Medigap Healthcare Insurance Company, LLC (the "Medigap Business"), which is being acquired by the Company on the date hereof, until the Medigap Business is transferred to a wholly-owned subsidiary of the Company, at which time Executive shall become the Chief Operating Officer of such subsidiary, to which this Agreement shall be assigned and the subsidiary shall assume and perform all the obligations of the Company hereunder. Executive shall perform such executive and supervisory duties on behalf of the Company as the Company's board of directors or Chief Executive Officer may from time to time direct. The Company's board of directors may elect or appoint Executive to serve in such offices of the Company or a subsidiary or other Affiliate of the Company as the Company's board of directors from time to time may deem necessary, proper or advisable. Executive hereby accepts such employment and agrees that throughout the period of his employment hereunder he shall faithfully, diligently and to the best of his ability, in furtherance of the business of the Company, perform the duties assigned to him or incidental to the offices assumed by him pursuant to this Section. Executive shall devote all of his business time and attention to the business and affairs of the Company. Executive shall at all times be subject to the direction and control of the Company's board of directors and Chief Executive Officer, and observe and comply with such rules, regulations, policies and practices as they may from time to time establish.

2. Term. Except as otherwise provided herein, the employment of Executive hereunder shall commence on the date hereof and continue for a term of three (3) years (the "Term").

3. Compensation. As full compensation for his services hereunder during the Term hereof, the Company shall pay to Executive:

(a) a base salary at a rate of $200,000.00 per annum;

(b) within 30 days after the date hereof, a one-time "signing bonus" in the amount of $100,000.00; and

(c) within 90 days after the end of each fiscal year of the Company during which Executive is employed hereunder a performance based bonus in an amount equal to three and one-half percent (3.5%) of the EBITDA for the fiscal year then ending (prorated for any partial year).

(d) In addition to such base salary and incentive or bonus compensation, Executive shall be entitled to participate, to the extent he is eligible under the terms and conditions thereof,

in any stock, stock option or other equity participation plan and any profit-sharing, pension, retirement, hospitalization, insurance, medical service or other employee benefit plan generally available to the executive officers of the Company, and to receive any other benefits or perquisites generally available to the executive officers of the Company pursuant to any employment policy or practice that may be in effect from time to time during the period of his employment hereunder. Except as otherwise expressly provided herein, the Company shall be under no obligation hereunder to institute or to continue any such employee benefit plan or employment policy or practice.

(e) During the period of Executive's employment hereunder, Executive shall not be entitled to additional compensation for serving in any office of the Company (or any subsidiary or other Affiliate thereof) to which he is elected or appointed, except that, throughout any period or periods during which he shall serve as a director of the Company (or a director of such subsidiary or other Affiliate), Executive shall be entitled to management or directors' fees in accordance with the policies and practices of the Company (or such subsidiary or other Affiliate) then in effect.

4. Expenses. The Company shall pay directly, or advance funds to Executive or reimburse Executive for, all expenses in any calendar month reasonably incurred by him in connection with the performance of his duties hereunder and the business of the Company, including mileage and other travel and accommodation expenses, upon approval by the Company and the submission to the Company of appropriate receipts or vouchers in accordance with its then customary policies and practices.

5. Location. Except for routine travel and temporary accommodation reasonably required to perform his services hereunder, Executive shall not be required to perform his services hereunder at any location other than the principal executive office of the Company, which office shall be located at all times during the period of his employment hereunder at its location on the date hereof, or, if relocated, at a location within a distance of 50 miles from its location on the date hereof, or at such other office or site to which Executive may, in his sole discretion, consent; nor shall he be required to relocate his principal residence to, or otherwise to reside at, any location specified by the Company.

6. Vacation. Executive shall be entitled to three (3) weeks paid vacation during each year of his employment hereunder, such vacation to be taken at such time or times as shall be agreed upon by Executive and the Company.

7. Disability. In the event that Executive is unable to perform his duties hereunder by reason of any disability or incapacity for an aggregate of 90 days in any consecutive 12-month period, the Company shall have the right to terminate Executive's employment hereunder within 60 days after the 90th day of his disability or incapacity by giving Executive notice to such effect at least 30 days prior to the date of termination set forth in such notice, and on such date such employment shall terminate and the Company shall, from and after the date of such termination, have no further obligation or liability to Executive hereunder, except for amounts due Executive in respect of periods ending on or prior to the date of termination set forth in such notice.

8. Key-Man Insurance. The Company may, at its option, purchase a life and/or disability insurance policy on Executive for the benefit of the Company. In connection therewith, Executive shall, at such time or times and at such place or places as the Company may reasonably

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direct, submit himself to such physical examinations and execute and deliver such documents as the Company may deem necessary or appropriate.

9. Confidentiality.

(a) In the course of his employment hereunder, Executive shall acquire Confidential Information. Executive acknowledges that the Confidential Information is a valuable asset of the Company and its Affiliates, and that maintaining and protecting the confidentiality of the Confidential Information is essential to the operation of the Company and its Affiliates and their ability to compete effectively in their respective markets. Accordingly, Executive agrees with the Company and assumes the covenants and obligations as hereinafter set forth.

(b) Executive shall not, at any time hereafter, disclose Confidential Information to any Person or use or exploit Confidential Information for any purpose other than for the benefit of the Company or an Affiliate thereof in the regular course of his employment and within the scope of his authority and responsibility (a) without the prior written authorization or consent of the Company, (b) unless such Confidential Information is already known by the Person to whom disclosure is made prior to the time of disclosure by Executive, or (c) if, and to the extent, disclosure is required by applicable law, *subpoena* or other compulsory legal process, or an order of a court or governmental agency, commission or other authority, provided that, in such case, if permitted by law, such legal process or order, Executive shall promptly notify the Company of such required disclosure so that the Company may oppose such disclosure or seek a protective order or other confidential treatment of such Confidential Information.

(c) Executive shall exercise reasonable diligence and care to avoid disclosure of Confidential Information, except as permitted hereby, and to preserve and to protect the confidentiality thereof, including appropriate physical (e.g., locking file drawers and cabinets) and digital (e.g., passcode protected access) processes and procedures. Upon termination of his employment, Executive shall, as directed by the Company, return or delete and/or destroy (and certify such deletion and/or destruction to the Company) any Confidential Information in whatever form then in Executive's possession or control.

10. Intellectual Property. Any idea, invention, design, process, system, procedure, improvement, development or discovery conceived, developed, created or made by Executive, alone or with others, during the term of his employment hereunder and applicable to the business of the Company, whether or not patentable or registrable, shall become the sole and exclusive property of the Company. Executive shall disclose the same promptly and completely to the Company and shall, during the term of his employment hereunder or thereafter, (i) execute all documents requested by the Company for vesting in the Company the entire right, title and interest in and to the same, (ii) execute all documents requested by the Company for filing and procuring such applications for patents, trademarks, service marks or copyrights as the Company, in its sole discretion, may desire to prosecute, and (iii) give the Company all assistance it may reasonably require, including the giving of testimony in any suit, action, investigation or other proceeding, in order to obtain, maintain and protect the Company's right, title and interest therein and thereto.

11. No Competition. During the period of his employment hereunder and for a further period of two (2) years thereafter, Executive shall not directly or indirectly (a) own, control, manage, operate, participate or invest in, or otherwise be connected with, in any manner, any business activity, venture or enterprise which is engaged in any business in the United States in

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which the Company (or any subsidiary or other Affiliate thereof) is currently engaged or is engaged at the time of termination of Executive's employment hereunder, or (b) for himself or on behalf of any other Person, employ or engage any Person who at the time shall have been within the preceding 12-month period an employee of the Company (or such subsidiary or other Affiliate) or contact any customer or employee of the Company (or such subsidiary or other Affiliate) for the purpose of soliciting or diverting any customer or employee from the Company (or such subsidiary or other Affiliate). The foregoing provisions notwithstanding, Executive may invest his funds in securities of an issuer if the securities of such issuer are listed for trading on a registered securities exchange or actively traded in an over-the-counter market and Executive's holdings therein represent less than 1% of the total number of shares or principal amount of the securities of such issuer outstanding. Executive acknowledges that the provisions of this Section, and the period of time, geographic area and scope and type of restrictions on his activities set forth herein, are reasonable and necessary for the protection of the Company; that Executive's agreement to, and assumption of, his obligations under this Section are an essential inducement to and condition for the Company's entering into this Agreement; that, although potentially limiting his employment opportunities after this employment hereunder terminates, the restrictions in this Section will not, or are not expected to, prevent or materially interfere with Executive's securing future employment; and that, to the extent the provisions of this Section may limit or adversely affect the prospects for Executive's future employment, Executive has determined that the opportunities presented and benefits provided to him upon and in the course of his employment subject to this Agreement decisively outweigh any potential negative effect on his prospects for future employment by reason of the restrictions in this Section.

12. Termination for Cause. In addition to any other rights or remedies provided by law or elsewhere in this Agreement, the Company may dismiss Executive and terminate Executive's employment under this Agreement For Cause by giving Executive notice to such effect, setting forth in reasonable detail the factual basis for such termination, at least ten (10) days prior to the date of termination set forth in such notice (unless the Company reasonably determines that there is a continuing detriment, or a substantial risk of detriment, to the Company from the acts or circumstances that are the basis for termination, in which case, termination of employment may be made effective immediately upon notice), and the Company shall, from and after such date, have no further obligation or liability to Executive hereunder, except for amounts due Executive in respect of periods ending on or prior to such date of termination; provided, however, that Executive may avoid termination pursuant to such notice if Executive shall, prior to the date of termination set forth in the notice, cure or resolve to the reasonable satisfaction of the Company's board of directors the factual basis for termination set forth in the notice.

13. Termination for Good Reason. In addition to any other rights or remedies provided by law or elsewhere in this Agreement, Executive may resign and terminate his employment under this Agreement For good Reason by giving the Company notice to such effect, setting forth in reasonable detail the factual basis for such termination, at least 60 days prior to the date of termination set forth in such notice, and the Company shall, from and after such date, have no further obligation or liability to Executive hereunder, except for amounts due Executive in respect of periods ending on or prior to such date of termination; provided, however, that the Company may avoid termination pursuant to such notice if it shall, prior to the date of termination set forth in the notice, cure or resolve to the reasonable satisfaction of Executive the factual basis for termination set forth in the notice.

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14. Severance. If the Company dismisses Executive other than For Cause or if Executive resigns For Good Reason, within 30 days after the date of termination of the employment of Executive hereunder, the Executive shall be entitled to receive a severance payment in an amount equal to his base salary over the period of six (6) calendar months ending prior to or on the date of termination. For the avoidance of doubt, Employee shall not be entitled to any severance payment upon termination of his employment hereunder at the end of the Term, if the Company dismisses Executive For Cause, if Executive resigns voluntarily (i.e., other than For Good Reason), pursuant to Section 7 or upon his death.

15. Limitation of Authority. Except as expressly provided herein, no provision hereof shall be deemed to authorize or to empower any party hereto to obligate or otherwise to act on behalf of, any other party hereto.

16. Notices. Any notice required or permitted to be given or made hereunder to or upon any party hereto shall be deemed to have been duly given or made for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telecopy, email or similar electronic means, provided that receipt is confirmed or a written copy thereof is sent on the same day by postage-paid first-class mail, to such party at the following address:

to the Company at:
Reliance Global Group, Inc.
300 Boulevard of the Americas, Suite 105
Lakewood, New Jersey 08701
Attn: Alex Blumenfrucht, CFO
email: ablumenfrucht@reliancegh.com

with a copy to:
McGrail & Bensinger LLP
888-C 8th Avenue, #107
New York, New York 10019
Attn: Menachem M. Bensinger, Esq.
email: mbensinger@mcgrailbensinger.com

to Executive at:
10210 Fresh Meadow Lane
Boca Raton, Florida 33498
email: kfp325@gmail.com

with a copy to:
Peter Feldman, Esq.
National Criminal Defense Group, P.A.
7865 Emerald Winds Circle
Boynton Beach, Florida 33473
Email: peter@federaldefensegroup.com

or such other address as any party hereto may at any time, or from time to time, direct by notice given to the other parties in accordance with this Section. The date of giving or making of any such notice shall be, in the case of clause (a) (i), the date of the receipt; in the case of clause (a)

5

(ii), five (5) business days after such notice is sent; and, in the case of clause (b), the business day next following the date such notice is sent.

17. Amendment. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

18. Waiver. No course of dealing or omission or delay on the part of any party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

19. Governing Law. This Agreement shall be governed by, and interpreted and enforced in accordance with, the laws of the State of New York (as to substantive and procedural matters) without regard to principles of choice of law or conflict of laws.

20. Jurisdiction. Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New York in connection with any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby, waives any objection to venue in the County of New York, State of New York, or such District, and agrees that service of any summons, complaint, notice or other process relating to such proceeding may, if permitted by applicable law and local court rules, be effected in the manner provided by clause (a) (ii) of Section 16.

21. Remedies. Any claim, dispute or controversy arising out of or relating to this Agreement shall be settled by binding arbitration administered by the American Arbitration Association before a panel of three arbitrators in New York, New York in accordance with the National Rules for the Resolution of Employment Disputes, and the arbitral award rendered by the arbitrators may be entered for judgment or execution in any court having jurisdiction thereof. The foregoing notwithstanding, in the event of any actual or prospective breach or default by any party hereto, the other parties shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit any party from pursuing any remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

22. Severability. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

23. Counterparts. This Agreement may be executed in counterparts and by facsimile or digital signature, each of which shall be deemed an original and which together shall constitute

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one and the same agreement. Executed counterparts or signature pages may be delivered by telecopy or digitally in pdf or other reproducible digital format

24. Assignment. This Agreement, and each right, interest and obligation hereunder, may not be assigned by any party hereto without the prior written consent of the other parties hereto, and any purported assignment without such consent shall be void and without effect, except that this Agreement shall be assigned to, and assumed by, any Person with or into which the Company merges or consolidates, or which acquires all or substantially all of its assets, or which otherwise succeeds to and continues the Company's business substantially as an entirety.

25. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or to confer any right or interest for the benefit of any Person not a party hereto.

26. Titles and Captions. The titles and captions of the Sections of this Agreement are for convenience of reference only and do not in any way define or interpret the intent of the parties or modify or otherwise affect any of the provisions hereof.

27. Grammatical Conventions. Whenever the context so requires, each pronoun or verb used herein shall be construed in the singular or the plural sense and each capitalized term defined herein and each pronoun used herein shall be construed in the masculine, feminine or neuter sense. Unless the context clearly requires otherwise, the term "including" always connotes "including without limitation;" and "or" is never exclusive. The terms "herein," "hereto," "hereof," "hereby," and "hereunder," and other terms of similar import, refer to this Agreement as a whole, and not to any Section or other part hereof. In the computation of periods of time from a specified date to a later specified date, the term "from" means "from and including," the terms "to" and "until" each mean "to but excluding" and the term "through" means "to and including."

28. No Presumptions as to Interpretation.Each party hereto acknowledges that it has participated with the advice of counsel in the preparation of this Agreement. No party hereto is entitled to any presumption with respect to the interpretation of any provision hereof or the resolution of any alleged ambiguity herein based on any claim that any other party hereto drafted or controlled the drafting of this Agreement.

29. Certain Definitions. As used herein:

(a) "Affiliate" of any Person is another Person directly or indirectly controlling, controlled by, or under common control with, such Person (and, for this purpose, "control" of a Person means the power (whether or not exercised) to direct the policies, operations or activities of such Person by virtue of the ownership of, or right to vote or direct the manner of voting of, securities of such Person, or pursuant to agreement or law or otherwise).

(b) "Confidential Information" means proprietary or confidential information, including without limitation trade secrets, technology, know-how, inventions, processes, designs and other data, relating to or concerning the business and affairs of the Company or any Affiliate thereof, including without limitation products and services, business strategy and planning, agents, customers, financing sources and other business partners, marketing and sales, personnel and finance and tax matters. For this purpose, information is not "proprietary or confidential" if it is in the public domain (that is, if such information is known by, or reasonably available to, or

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accessible by, the general public without any violation of law or the rights of the Company or an Affiliate thereof), other than through disclosure by a Person in violation of any non-disclosure obligation of such Person to, or for the benefit of, the Company or an Affiliate thereof.

(c) "EBITDA" means earnings before interest, taxes, depreciation and amortization of the Company on a stand-alone (unconsolidated) basis, determined in accordance with generally accepted accounting principles.

(d) "For Cause" means (i) Executive's conviction of , or entry of a guilty plea or plea of nolo contendere to, or confession of a felony crime, (ii) fraud or defalcation against the Company (or a subsidiary or other Affiliate thereof), (iii) any violation of the Company's rules, regulations, policies or practices, including with respect to employee relations, use or consumption of alcoholic beverages or controlled substances, and use of public media, (iv) recurrent or persistent absence or delinquency, or (v) willful malfeasance or gross negligence in the performance of his duties hereunder.

(e) "For Good Reason" means (i) a material breach of this Agreement by the Company, (ii) a material adverse change to the conditions of employment, or (iii) a change in control of the Company or a material change in the nature of its business.

(f) "Person" includes without limitation a natural person, corporation, joint stock company, limited liability company, partnership, joint venture, association, trust, government or governmental authority, agency or instrumentality, or any group of the foregoing acting in concert.

30. Entire Agreement. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, commitment or arrangement relating thereto.

[remainder of page intentionally left blank, signatures appear on next page]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

THE COMPANY:

RELIANCE GLOBAL GROUP, INC.

By: ______________________________
Name: Ezra Beyman
Title: Chief Executive Officer

EXECUTIVE:

____
Kyle Perrin

[signature page to Reliance & Kyle Perrin employment agreement]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first above written.

THE COMPANY:

RELIANCE GLOBAL GROUP, INC.

By: ____________________________

Name: Ezra Beyman

Title: Chief Executive Officer

EXECUTIVE:

____

Kyle Perrin

[signature page to Reliance & Kyle Perrin employment agreement]